Exhibit 10.3

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

                                  DEED OF TRUST


                                      Terms

Date:             15th day of July, 2005

Grantor: Enviroclean Management Services, Inc., a Texas corporation

Grantor's Mailing Address:

                  Enviroclean Management Services, Inc.
                  c/o MedSolutions, Inc.
                  12750 Merit Drive
                  Suite 770
                  Dallas, Texas 75251

Trustee: Joseph P. Tate

Trustee's Mailing Address:

                  Joseph P. Tate
                  3252 N. Lake Drive
                  Milwaukee, WI 53211

Lender:  Tate Investments, LLC, a Wisconsin limited liability company

Lender's Mailing Address:

                  Tate Investments, LLC
                  3252 N. Lake Drive
                  Milwaukee, Wisconsin 53211

Obligation

                  Convertible Promissory Note Dated: 15th day of July, 2005

                  Original principal amount:$1,000,000.00




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                  Borrower:         MedSolutions, Inc.

                  Lender:  Tate Investments, LLC

                  Terms of Payment: As provided in the note.


         Other Debt:       None.

Property (including any improvements):

         All that certain tract of land situated in the City of Garland, Dallas County, Texas, more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes.

Prior Lien: Vendor's Lien in Deed, executed by Carleo Invesco Corporation, an Indiana corporation to Enviroclean Management Services, Inc., dated July 9, 1996, recorded in/under Volume 96146, Page 3468 of the Real Property Records of DALLAS County, Texas, securing FIRST AMERICAN BANK, BRYAN, TEXAS, in the payment of one note in the principal sum of Three Hundred Sixty Seven Thousand Five Hundred and 00/100 ($367,500.00), due and payable and bearing interest as therein provided; said Note being additionally secured by Deed of Trust to Ivan Olson, Trustee, recorded in/under Volume 96146, Page 3475 of the Real Property Records of DALLAS County, Texas; and all the terms, conditions and stipulations contained therein, including, but not limited to, any additional indebtedness, if any, secured by said instrument.

Other Exceptions to Conveyance and Warranty:

         The encumbrances set forth in Schedule B of the Mortgagee Title Policy which insures the lien of this deed of trust and names Lender as the insured thereunder.

         For value received and to secure payment of the Obligation, Grantor conveys the Property to Trustee in trust. Grantor warrants and agrees to defend the title to the Property, subject to the Other Exceptions to Conveyance and Warranty. On payment of the Obligation and all other amounts secured by this deed of trust, this deed of trust will have no further effect, and Lender will release it at Grantor's expense.

Clauses and Covenants

A.       Grantor's Obligations

Grantor agrees to-

         1. keep the Property in good repair and condition;




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         2. pay all taxes and assessments on the Property before delinquency;

         3. defend title to the Property subject to the Other Exceptions to Conveyance and Warranty and preserve the lien's priority as it is established in this deed of trust;

         4. maintain, in a form acceptable to Lender, an insurance policy that:

                  a. covers all improvements for their full insurable value as determined when the policy is issued and renewed, unless Lender approves a smaller amount in writing;

                  b. contains an 80 percent coinsurance clause;

                  c. provides all-risk coverage;

                  d. protects Lender with a standard mortgage clause;

                  e. provides flood insurance at any time the Property is in a flood hazard area; and

                  f. contains such other coverage as Lender may reasonably require;

         5. comply at all times with the requirements of the 80 percent coinsurance clause;

         6. deliver the insurance policy to Lender within ten days of the date of this deed of trust and deliver renewals to Lender at least fifteen days before expiration;

         7. obey all laws, ordinances, and restrictive covenants applicable to the Property;

         8. keep any buildings occupied as required by the insurance policy; and

         9. if the lien of this deed of trust is not a first lien, pay or cause to be paid all prior lien notes and abide by or cause to be abided by all prior lien instruments.

B.       Lender's Rights

         1. Lender may appoint in writing a substitute trustee, succeeding to all rights and responsibilities of Trustee.

         2. If the proceeds of the Obligation are used to pay any debt secured by prior liens, Lender is subrogated to all the rights and liens of the holders of any debt so paid.

         3. Lender may apply any proceeds received under the insurance policy either to reduce the Obligation or to repair or replace damaged or destroyed improvements covered by the policy. If the Property is Grantor's primary residence and Lender reasonably determines that repairs to the improvements are economically feasible, Lender will make the insurance proceeds available to Grantor for repairs.



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         4.  Notwithstanding  the terms of the Note to the contrary,  and unless applicable law prohibits, all payments received by Lender from Grantor with respect to the Obligation or this deed of trust may, at Lender's discretion, be applied first to amounts payable under this deed of trust and then to amounts due and payable to Lender with respect to the Obligation, to be applied to late
charges,   principal,  or  interest  in  the  order  Lender  in  its  discretion determines.

         5. If Grantor fails to perform any of Grantor's obligations, Lender may perform those obligations and be reimbursed by Grantor on demand for any amounts so paid, including attorney's fees, plus interest on those amounts from the dates of payment at the rate stated in the Note for matured, unpaid amounts. The amount to be reimbursed will be secured by this deed of trust.

         6. If there is a default on the Obligation or if Grantor fails to perform any of Grantor's obligations and the default continues after any required notice of the default and the time allowed to cure, Lender may-

                  a. declare the unpaid principal balance and earned interest on the Obligation immediately due;

                  b. direct Trustee to foreclose this lien, in which case Lender or Lender's agent will cause notice of the foreclosure sale to be given as provided by the Texas Property Code as then in effect; and

                  c. purchase the Property at any foreclosure sale by offering the highest bid and then have the bid credited on the Obligation.

         7. Lender may remedy any default without waiving it and may waive any default without waiving any prior or subsequent default.

C.       Trustee's Rights and Duties

If directed by Lender to foreclose this lien, Trustee will-

         1. either personally or by agent give notice of the foreclosure sale as required by the Texas Property Code as then in effect;

         2. sell and convey all or part of the Property "AS IS" to the highest bidder for cash with a general warranty binding Grantor, subject to the Prior Lien and to the Other Exceptions to Conveyance and Warranty and without representation or warranty, express or implied, by Trustee;

         3. from the proceeds of the sale, pay, in this order-



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                  a. expenses of foreclosure,  including a reasonable commission to Trustee;

                  b.  to  Lender,  the  full  amount  of  principal,   interest,
         attorney's fees, and other charges due and unpaid;

                  c. any amounts required by law to be paid before payment to Grantor; and

                  d. to Grantor, any balance; and

         4. be indemnified, held harmless, and defended by Lender against all costs, expenses, and liabilities incurred by Trustee for acting in the execution or enforcement of the trust created by this deed of trust, which includes all court and other costs, including attorney's fees, incurred by Trustee in defense of any action or proceeding taken against Trustee in that capacity.

D.       General Provisions

         1. Grantor agrees to (a) keep at Grantor's address, or such other place as Lender may approve, accounts and records reflecting the operation of the Property and copies of all written contracts, leases, and other instruments that affect the Property; (b) prepare financial accounting records in compliance with generally accepted accounting principles consistently applied; and (c), at Lender's request from time to time, permit Lender to examine and make copies of such books, records, contracts, leases, and other instruments at any reasonable time.

         2. If any of the Property is sold under this deed of trust, Grantor must immediately surrender possession to the purchaser. If Grantor fails to do so, Grantor will become a tenant at sufferance of the purchaser, subject to an action for forcible detainer.

         3. Recitals in any trustee's deed conveying the Property will be presumed to be true.

         4. Proceeding under this deed of trust, filing suit for foreclosure, or pursuing any other remedy will not constitute an election of remedies.

         5. This lien will remain superior to liens later created even if the time of payment of all or part of the Obligation is extended or part of the Property is released.

         6. If any portion of the Obligation cannot be lawfully secured by this deed of trust, payments will be applied first to discharge that portion.

         7. Grantor assigns to Lender all amounts payable to or received by Grantor from condemnation of all or part of the Property, from private sale in lieu of condemnation, and from damages caused by public works or construction on or near the Property. After deducting any expenses incurred, including attorney's fees and court and other costs, Lender will either release any remaining amounts to Grantor or apply such amounts to reduce the Obligation.




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Lender  will not be liable for failure to collect or to  exercise  diligence  in collecting any such amounts. Grantor will immediately give Lender notice of any actual or threatened proceedings for condemnation of all or part of the Property.

         8. Grantor assigns to Lender absolutely, not only as collateral, all present and future rent and other income and receipts from the Property. Grantor warrants the validity and enforceability of the assignment. Grantor may as Lender's licensee collect rent and other income and receipts as long as Grantor is not in default with respect to the Obligation or this deed of trust. Grantor will apply all rent and other income and receipts to payment of the Obligation and performance of this deed of trust, but if the rent and other income and receipts exceed the amount due with respect to the Obligation and deed of trust, Grantor may retain the excess. If Grantor defaults in payment of the Obligation or performance of this deed of trust, Lender may terminate Grantor's license to collect rent and other income and then as Grantor's agent may rent the Property and collect all rent and other income and receipts. Lender neither has nor assumes any obligations as lessor or landlord with respect to any occupant of the Property. Lender may exercise Lender's rights and remedies under this paragraph without taking possession of the Property. Lender will apply all rent and other income and receipts collected under this paragraph first to expenses incurred in exercising Lender's rights and remedies and then to Grantor's obligations with respect to the Obligation and this deed of trust in the order determined by Lender. Lender is not required to act under this paragraph, and acting under this paragraph does not waive any of Lender's other rights or remedies. If Grantor becomes a voluntary or involuntary debtor in bankruptcy, Lender's filing a proof of claim in bankruptcy will be deemed equivalent to the appointment of a receiver under Texas law.

         9. Interest on the debt secured by this deed of trust will not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law. Any interest in excess of that maximum amount will be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess will be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides any conflicting provisions in this and all other instruments concerning the debt.

         10. In no event may this deed of trust secure payment of any debt that may not lawfully be secured by a lien on real estate or create a lien otherwise prohibited by law.

         11. When the context requires, singular nouns and pronouns include the plural.

         12. The term Note includes all extensions, modifications, and renewals of the Note and all amounts secured by this deed of trust.

         13. Grantor represents to Lender that no part of the Property is either the residential or business homestead of Grantor and that Grantor neither resides nor intends to reside in the Property. Grantor renounces all present and future rights to a homestead exemption for the Property. Grantor acknowledges that Lender relies on the truth of representations in this paragraph in making the loan secured by this deed of trust.



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         14. Grantor agrees to furnish on Lender's request evidence satisfactory to Lender that all taxes and assessments on the Property have been paid when due.

         15. This deed of trust binds, benefits, and may be enforced by the successors in interest of all parties.

         16. If Grantor and Borrower are not the same person, the term Grantor includes Borrower.

         17. Grantor and each surety, endorser, and guarantor of the Obligation waive all demand for payment, presentation for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, protest, and notice of protest, to the extent permitted by law.

         18. Grantor agrees to pay reasonable attorney's fees, trustee's fees, and court and other costs of enforcing Lender's rights under this deed of trust if this deed of trust is placed in the hands of an attorney for enforcement.

         19. If any provision of this deed of trust is determined to be invalid or unenforceable, the validity or enforceability of any other provision will not be affected.

         20. Lender may declare the debt secured by this deed of trust immediately payable and invoke any remedies provided in this deed of trust for default if Grantor transfers any of the Property to a person who is not a permitted transferee without Lenders consent or, if Grantor is not a natural person, if any person owning a direct or indirect interest in Grantor transfers such interest to a person that is not a "permitted transferee" without Lender's consent. "Permitted transferee" for a natural person means that persons spouse or children, any trust for that persons benefit or the benefit of the persons spouse or children, or any corporation, partnership, or limited liability company in which the direct and beneficial owner of all the equity interest is a natural person or that persons spouse or children or any trust for the benefit of them; and the heirs, beneficiaries, executors, administrators, or personal representatives of a natural person on the death of that person or on the incompetency or disability of that person for purposes of the protection and management of that persons assets; and for a person that is not a natural person, any other person controlling, controlled by, or under common control with that person.

         21. Grantor will indemnify and hold harmless the Trustee and Lender (for purposes of this section, the terms "the Trustee" and "Lender" shall include the directors, officers, partners, employees and agents of the Trustee and Lender, respectively, and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with the Trustee and Lender, respectively) from and against, and reimburse them for, all claims, demands, liabilities, losses, damages, causes of action, judgments, penalties, costs and expenses (including, without limitation, reasonable attorney's fees) which may be imposed upon, asserted against or incurred or paid by them by reason of, on account of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through



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any cause whatsoever or asserted against them on account of any act performed or omitted to be performed hereunder or on account of or arising out of or in any way connected with the Property. WITHOUT LIMITATION, IT IS THE INTENTION OF GRANTOR AND GRANTOR AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION, REASONABLE ATTORNEY'S FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY OR ANY STRICT LIABILITY. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO ANY INDEMNIFIED PARTY TO THE EXTENT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY. The foregoing indemnities shall not terminate upon release, foreclosure or other termination of this Deed of Trust but will survive foreclosure of this Deed of Trust or conveyance in lieu of foreclosure and the repayment of the Obligation and the discharge and release of this Deed of Trust and the other documents evidencing and/or securing the secured indebtedness.


                                           Enviroclean Management Services, Inc.



                                           BY:  /s/ Matthew H. Fleeger
                                               -----------------------
                                           ITS: President



STATE OF TEXAS                              )

COUNTY OF DALLAS                            )

         This instrument was acknowledged before me on July 14, 2005, by Matthew
H. Fleeger, as the President of Enviroclean Management Services, Inc., a Texas corporation, on behalf of said corporation.


                                            /s/ Beverly Fleeger
                                           -----------------------------
                                           Notary Public, State of Texas












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AFTER RECORDING RETURN TO:

Peter J. Ruud
Davis & Kuelthau, S.C.
300 N. Corporate Drive, Suite 150
Brookfield, WI 53045